SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 22, 2016

ELEPHANT TALK COMMUNICATIONS CORP.

(Exact name of registrant as specified in Charter)

Delaware	000-030061	95-4557538

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Park Avenue, New York City, New York 10017, United States of America

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: +31.20.653.5916

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

On January 22, 2016, Elephant Talk Communications Corp. (the “Company”), upon consent of the Company’s existing lenders, borrowed $500,000 by issuing certain unsecured promissory note (the “16% Note”) with a principal amount of $500,000 at an interest rate of 16% and a maturity date of January 3, 2018 to a potential buyer in connection with such party’s potential acquisition (the “Proposed Transaction”) of ValidSoft Limited, the Company’s wholly owned subsidiary. Such buyer may loan an additional $1,500,000 to the Company within the next ten days. In the event the Proposed Transaction is consummated, the aggregate loan of $2,000,000 shall be applied toward the purchase price to be paid by the buyer. In the event the additional $1,500,000 loan shall not be fully funded by the buyer by January 25, 2016, the Company shall issue (i) certain 9% unsecured subordinated convertible promissory note (“9% Note”) in the principal amount of $500,000, which will be convertible into shares of common stock of the Company, $.00001 par value, (the “Common Stock”) at the option of the holder at a conversion price of $.30 per share, subject to certain exceptions; and (ii) a five-year warrant (the “Warrant”) to purchase 1,666,667 shares of Common Stock at an exercise price of $.45 per share, subject to certain exceptions. Upon issuance of the 9% Note and Warrant, the 16% Note shall be superseded in its entirety. The 9% Note and Warrant will contain the same terms as those in the notes and warrants issued in the Company’s private placement offering as disclosed in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on December 24, 2015. There is no assurance that the Company will consummate the Proposed Transaction with such potential buyer or receive the additional $1,500,000 loan from such buyer.

Forward-Looking Statements:

Certain statements contained herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, statements with respect to the Company's plans and objectives, projections, expectations and intentions (including, without limitation, he Company's plans in regard to its ValidSoft subsidiary). These forward-looking statements are based on current expectations, estimates and projections about The Company’s industry, management's beliefs and certain assumptions made by management. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. Additional information concerning certain risks and uncertainties that could cause actual results to differ materially from those projected or suggested in the Company’s filings with the Securities and Exchange Commission, copies of which are available from the SEC or may be obtained upon request from the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2016	ELEPHANT TALK COMMUNICATIONS CORP.

By: /s/ Robert Hal Turner
Robert Hal Turner
Executive Chairman of the Board

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